================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 6, 2008

                            TECUMSEH PRODUCTS COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           MICHIGAN                  0-452               38-1093240
--------------------------------------------------------------------------------
  (State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)

              1136 OAK VALLEY DRIVE
               ANN ARBOR, MICHIGAN                         48108
-------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (734) 585-9500

                                (NOT APPLICABLE)
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Our press release dated August 6, 2008 regarding our second quarter 2008 consolidated results is furnished as Exhibit 99.1 to this report.

      We hosted our second quarter 2008 earnings conference call and webcast on Thursday, August 7, 2008 at 11:00 a.m. Eastern Time. Via the webcast, we presented our Second Quarter 2008 Investor Presentation, which contained a summary of our financial results for the quarter. We are furnishing a copy of the Second Quarter 2008 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on our website, www.tecumseh.com, through at least August 7, 2009. Exhibit 99.2 is incorporated by reference under this Item 2.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are furnished with this report:

      Exhibit No.    Description

      99.1           Press release dated August 6, 2008

      99.2           Second Quarter 2008 Investor Presentation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TECUMSEH PRODUCTS COMPANY

Date: August 8, 2008               By    /s/ James S. Nicholson
                                         ---------------------------------------
                                         James S. Nicholson
                                         Vice President, Treasurer and Chief
                                         Financial Officer

      NOTE: The information in Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in the filing. The inclusion of any information in Item 2.02 is not an admission as to the materiality of the information.

                                  EXHIBIT INDEX

         Exhibit No.    Description

         99.1           Press release dated August 6, 2008

         99.2           Second Quarter 2008 Investor Presentation

                                       3